Company Overview January 9, 2014 Leading Innovation in Glaucoma Leading Innovation in Glaucoma The Next Generation The Next Generation Exhibit 99.2

Important Information
Important Information
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities.  In addition, any discussion of clinical data results for our
AR-13324 product candidate relate to the results in our Phase 2 clinical trials.  Our product candidate PG324 has only been tested in preclinical animal models.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws, including beliefs, expectations, estimates, projections and statements relating to our business plans, prospects and objectives, and the assumptions upon which those statements are based.  Words such as
“may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,”
“projects” or similar expressions are intended to identify these forward-looking statements.  These statements are based on the Company’s current plans and expectations.  Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.  In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. These risks and uncertainties are described more fully in our prospectus filed with the SEC on October 28, 2013, particularly in the sections titled “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operation.”  Such forward-
looking statements only speak as of the date they are made.  We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

•
Large Market Opportunity - $4.5B US/EU/JP Market
-
Significant unmet needs - 50% of patients require more than one drug
-
No PGA fixed-combination products approved in the US
•
Proprietary, Differentiated First-in-Class Glaucoma Pipeline
-
Both ROCK & NET inhibition - First new MOAs in two decades
-
Potential additional new MOA – lowering of EVP
•
AR-13324: Novel Dual-Action, Once-Daily Therapy
-
Phase 3 expected to begin mid-2014; efficacy data expected mid-2015
-
NDA filing expected by mid-2016
•
PG324: Breakthrough Triple-Action, Once-Daily Therapy
-
Fixed combination of AR-13324 and PGA latanoprost
-
Phase 2b data expected mid-2014; Phase 3 readiness expected mid-2015
•
All Products Developed Internally - Own Class & Compounds
-
Patent protection through at least 2030 in the US
-
All rights retained with no partnerships
Aerie –
Aerie –
Next Generation in Glaucoma Therapies
Next Generation in Glaucoma Therapies

Establish Commercial
Establish Commercial
Capabilities
Capabilities
Expand Commercial
Expand Commercial
Offerings
Offerings
Maximize Portfolio
Maximize Portfolio
Value Ex-US
Value Ex-US
• Explore partnership opportunities outside US
through collaborations & licensing
• Global reach to Europe, Japan and emerging
markets
• Build own US commercial infrastructure with ~100 sales
representatives
• Target ~10,000 high-prescribing eye care professionals
•
Explore additional ophthalmic product candidates
Advance First-in-Class
Advance First-in-Class
Glaucoma Treatments
Glaucoma Treatments
• AR-13324 Phase 3 efficacy results expected mid-2015;
NDA filing expected mid-2016
• PG324 Phase 2b results expected mid-2014; Initiate
prep for Phase 3 trials mid 2014-2015
Aerie Strategy Overview
Aerie Strategy Overview

ISTA Pharmaceuticals ALLERGAN COMBICHEM LAB

OMEROS ISTA Pharmaceuticals ALLERGAN

BAUSCH + LOMB NEXIS VISION

EXELIXIS Ercole Biotech

medco IBM pwc

ALLERGAN eyetech ISTA Pharmaceuticals Pfizer Genentech Celgene REGENERON Alcon

Investors

TPG BIOTECH AltaPartners clarus Ventures SOFINNOVAVENTURES OSAGE VENTURES

Aerie’s Experienced Leadership Team
Aerie’s Experienced Leadership Team
Executive Team
Vince Anido, Jr., PhD
Chairman & CEO
Thomas Mitro
President & COO
Brian Levy, OD, MSc
CMO
Casey Kopczynski, PhD
CSO
Richard Rubino
CFO
Board Experience

Discovered new Rho Kinase Inhibitors
and the novel
Dual-Action ROCK/NET Inhibitor drug class
-
>1,500 ROCK and ROCK/NET inhibitors screened and
characterized
Pursued parallel clinical development of two franchises to
allow data driven selection of best product candidates
Dual-Action AR-13324 franchise selected for future
development
-
Superior efficacy profile in clinic
-
Longer duration of action
-
10-160x more potent than previous clinical stage ROCK inhibitors
-
Superior safety profile in long-term ocular toxicology study
-
Consistent IOP lowering regardless of baseline IOP
Aerie is a Leader in Rho Kinase R&D
Aerie is a Leader in Rho Kinase R&D
ROCK/NET: Rho Kinase / Norepinephrine Transporter

Aerie’s Pipeline is Advancing Rapidly
Aerie’s Pipeline is Advancing Rapidly
Dual-Action
Dual-Action
Triple-Action
Triple-Action
P2b 2014
Dual-Action
Dual-Action
Clinical Trials for Glaucoma Recruit Quickly
and Have Clear Endpoints
Preclinical
Preclinical
IND
IND
Phase
Phase
1/2a
1/2a
Phase
Phase
2b
2b
Phase
Phase
3
3
NDA
NDA
AR-13324
ROCK/NET
Inhibitor
PG324
Combination
AR -13324 +
Latanoprost
AR-13533
ROCK/NET
2
nd
Generation
2016
2014
P3 Prep
To mid 2015

8 Glaucoma Market Glaucoma Market

Largest Rx market in ophthalmology
-
US 28.5M Rx; annual US sales $1.9B ($4.5B US/EU/JP)
2.2M glaucoma patients in the US and growing due to
aging of population
-
Glaucoma is a leading cause of blindness in US and WW
~50% of patients use multiple medications to control
disease – compliance and tolerability are issues
No drugs launched with new MOA in the past 20 years
Significant Glaucoma Market Opportunities
Significant Glaucoma Market Opportunities

Currently Prescribed Glaucoma Therapies
Currently Prescribed Glaucoma Therapies
Once Daily
2-3 Times
Daily
Non-PGA
Market
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Half of TRx are Written for Non-PGA Products
US Glaucoma Market
IMS TRx data, FY 2012
PGA
Market
Bimatoprost,
11%
Travoprost,
12%
Latanoprost,
27%
BB, 15%
BB Fixed
Combo, 14%
AA, 14%
CAI, 6%
Once-Daily
Once-Daily
Triple-Action
Triple-Action
PG324
PG324
Once-Daily
Once-Daily
Dual-Action
Dual-Action
AR-13324
AR-13324

Inflow (fluid production)
increase
decrease
increase
Outflow
Secondary Drain
(Uveoscleral)
Outflow
Primary Drain
(Trabecular Meshwork)
Novel Products Address
All IOP Control Mechanisms, and May Lower EVP
AA, BB, CAI
PGAs
Triple Action
PG324

Dual Action
AR-13324

The Competitive Landscape
The Competitive Landscape
Clinical Clinical
Efficacy Efficacy
Dosing/ Dosing/
Day Day
Tolerability Tolerability
Peak Product Peak Product
Sales* Sales*
(US/EU) (US/EU)
Targeting Targeting
Diseased Diseased
Tissue Tissue
PGA High 1x
Hyperemia
Iris Color
$1.7B No
Beta
Blocker
Moderate 2x
Cardiopulmonary
Contraindications
>$500M No
CAI Low 2 - 3x
Sulfonamide
Contraindication
Bitter Taste
>$500M No
Alpha
Agonist
Low 2 - 3x
Allergy
Drowsiness
>$400M No
AR-13324
High;
Moderate
1x Hyperemia Yes
PG324
Potentially
Highest
1x TBD Yes
* Peak sales for best-in-class franchise

New MOAs
New MOAs
AR-13324 (Aerie) ROCK/NET inhibitor (qd) Phase 2b
K-115 (Kowa) ROCK inhibitor (bid) Phase 3 (Japan)
AMA0076 (Amakem) ROCK inhibitor (bid) Phase 2a
INO-8875 (Inotek) Adenosine-A1 agonist (bid) Phase 2
LX7101 (Lexicon) LIMK2 inhibitor (bid) Phase 1/2
SYL040012 (Sylentis) RNAi beta blocker (bid) Phase 2
New PGAs - not usable as add-on to current PGAs
Glaucoma Competitors in Pipeline
Glaucoma Competitors in Pipeline
AR-13324 is the only new MOA drug dosed once-daily
New PGAs
New PGAs
BOL-303259 (B+L) NO donating latanoprost (qd) Phase 3
DE-117 (Santen) EP2 agonist (qd) Phase 2a
ONO-9054 (Ono) FP/EP3 agonist (qd) Phase 1

Single drop, once-daily
1 drug - 2 MOAs, and may also
lower EVP
Well tolerated; no systemic drug-
related AEs
Efficacy expected to be current
non-PGA drugs
Single drop, once-daily
Combination of 2 drugs - 3 MOAs,
and may also lower EVP
Well tolerated; no systemic
drug-related AEs
Efficacy expected to be superior to
PGA monotherapy
AR-13324 Dual-Action
AR-13324 Dual-Action
PG324 Triple-Action
PG324 Triple-Action
Future non-PGA drug of choice
Future drug of choice for all
glaucoma patients
Aerie Franchise: Highly Differentiated
Aerie Franchise: Highly Differentiated
Product Profiles
Product Profiles
PGA: Prostaglandin Analogue

New Dual-Action Drug Class: AR-13324 15

Normal Eye
Eye with Glaucoma
Build Up of Aqueous Humor Fluid
PRESSURE
Damage to the optic nerve
Trabecular Meshwork

About Open-Angle Glaucoma
About Open-Angle Glaucoma
*Early Manifest Glaucoma Trial (Heijl, 2002; Leske, 2003); Ocular Hypertension Treatment Study (Kass, 2002)
•
Open-angle glaucoma is a progressive, irreversible and
chronic disease of the eye
-
Typical patient age >60 years
•
Elevated intraocular pressure
(IOP) can lead to loss of vision
and eventual blindness
•
Lowering IOP slows or halts
progression
-
5 mmHg IOP reduction reduces
risk of disease progression by 50%*
•
Cause of elevated IOP is degeneration of primary fluid
drain (trabecular meshwork)

AR-13324 Mechanisms of Action
AR-13324 Mechanisms of Action
AR-13324
NET
RKI
NET
RKI
Trabecular
Meshwork
1. ROCK inhibition relaxes TM
2. NET inhibition reduces fluid production
3. ROCK inhibition may lower Episcleral
Venous Pressure (EVP)
Episcleral
Veins
Schlemm’s
Canal
Uveoscleral
Outflow
Ciliary Processes
Cornea

Baseline IOP
Baseline IOP
(mmHg)
(mmHg)
Percentage of POAG
Percentage of POAG
Patients Identified
Patients Identified
Cumulative Percentage
Cumulative Percentage
< 15 13% 13%
16-18 24% 37%
19-21 22% 59%
22-24 19% 78%
25-29 10% 88%
30-34 9% 97%
35 3% 100%
10,444 individuals were screened for the prevalence of Primary Open-Angle Glaucoma (POAG)
~80% of Glaucoma IOPs Are
~80% of Glaucoma IOPs Are
26 mmHg
26 mmHg
at Time of Diagnosis
at Time of Diagnosis
Baltimore Eye Survey
* Sommer A, Tielsch JM, Katz J et al. Relationship between intraocular pressure and primary open angle glaucoma among white and black Americans: The Baltimore eye survey. Arch Ophthalmol 1991;109:1090-1095

AR-13324 Phase I PK Results Support
AR-13324 Phase I PK Results Support
Potential New MOA
Potential New MOA
In healthy volunteers with normotensive IOP of 12 – 21
mmHg, AR-13324 lowered IOP by over 30% on D8
Currently available glaucoma drugs are typically less effective at lower IOPs
High efficacy at these baselines suggest a lowering of EVP – a potential new MOA
EVP contributes up to half of IOP
In Baltimore Eye Survey, ~60% of glaucoma patients at the
time of diagnosis had low IOPs ( < 21 mmHg)
PK analysis showed low systemic exposure and no drug-
related effects on systemic safety parameters

IOP mmHg + SEM
29
27
25
23
21
19
17
15
13
25.8 25.6 25.5
19.8 19.5 18.4
20.2 20.0 18.7
Baseline
Day 14
Day 28
0.01% AR-13324
0.02% AR-13324
Latanoprost

≥

Δ IOP mmHg
0
-1
-2
-3
-4
-5
-6
-7
-8
D7 D14 D28
-6.0 -6.3 -5.9
0.02% AR-13324 q.d.

AR-13324 Demonstrated Strong IOP Lowering
AR-13324 Demonstrated Strong IOP Lowering
in Phase 2b
in Phase 2b
13 glaucoma NCEs advanced from Phase 2 to Phase 3
since 1970s - All approved
AR-13324 Efficacy at 8 AM
Diurnal Average IOP - Entry IOP 22-36 mmHg  (n=221)
Once-daily PM dosing of
0.02% AR-13324 is
highly effective
- IOP -5.7 and -6.2 mmHg on
D28 and D14
- Consistent efficacy through
D28
AR-13324 efficacy results
current non-PGA drugs
Favorable tolerability
profile
No systemic side effects

The only AR-13324 finding of note was hyperemia
- Scored as trace, mild or moderate, and transient for majority of patients
- No drug-related systemic adverse events
On last day of study (Day 28 at 8 AM), mild and moderate
conjunctival hyperemia was observed in 24% of AR-13324
0.02% patients and 11% of latanoprost patients
- Frequency of hyperemia decreased throughout the study for AR-13324 and increased for latanoprost
A 12-week study by Parrish et. al. (2003) compared the three most highly prescribed PGAs for frequency of hyperemia
- Latanoprost: 16% frequency
- Travoprost:  27% frequency
- Bimatoprost:  35% frequency
American Journal of Ophthalmology,  Vol. 135, NO. 5  (2003)
AR-13324 Phase 2b Safety and Tolerability
AR-13324 Phase 2b Safety and Tolerability

Δ IOP mmHg + SEM
0
-1
-2
-3
-4
-5
-6
-7
-8
-6.8
-5.7

Δ IOP mmHg + SEM
0
-1
-2
-3
-4
-5
-6
-7
-8
-5.9
-5.8

AR-13324 and latanoprost
clinically and statistically
equivalent in patients with
moderately elevated IOPs of
22 - 26 mmHg
Latanoprost loses ~1 mmHg
efficacy in patients with IOPs of
22 - 26 mmHg vs. 22 - 36 mmHg
AR-13324 maintains consistent
efficacy in patients with moderately
elevated IOPs
Phase 2b baseline IOP entry requirements: 24, 22, 22 mmHg (8am, 10am, 4pm)
Differentiated AR-13324 Efficacy Profile
Differentiated AR-13324 Efficacy Profile
Informs Phase 3 Study Design
Informs Phase 3 Study Design
Full Patient Population
Moderately Elevated IOP
Latanoprost 0.02%
AR-13324
Latanoprost
0.02%
AR-13324
Baseline
22 – 36 mmHg
(n=221)
Baseline
22 – 26 mmHg
(n=106)

Latanoprost and Timolol Show Reduced Efficacy
Latanoprost and Timolol Show Reduced Efficacy
at Lower Baseline IOPs
at Lower Baseline IOPs
Latanoprost and timolol
lose 0.5 mmHg efficacy for
every 1 mmHg drop in
baseline IOP
Timolol less effective than
latanoprost at all baselines
AR-13324 equivalent/
non-inferior to latanoprost
at baselines 22 – 26 mmHg
Timolol is the standard
comparator for glaucoma
Phase 3 trials
Pooled data from three latanoprost registration studies.
Hedman and Alm; European Journal Ophthalmology;2000
0
-2
-4
-6
-8
-10
-12
-14
-16
Timolol (n = 369)
Latanoprost (n = 460)
16 18 20 22 24 26 28 30 32 34 36 38
Untreated diurnal IOP (mmHg)

AR-13324 Registration Trial Design
AR-13324 Registration Trial Design
Primary efficacy endpoint: IOP at all
time points through Day 90
Non-inferiority design vs. timolol
- 95% CI within 1.5 mmHg at all time points,
within 1.0 mmHg at a majority of time points
Planned entry IOP: Minimum
21 mmHg, maximum 26 mmHg
- FDA has agreed to Aerie proposal for entry IOPs
with no impact on label
- AR-13324 non-inferior to latanoprost at entry
IOPs of 22-26 mmHg in Phase 2b
Start mid-2014; 90 day safety and
efficacy data expected mid-2015;
NDA filing expected mid-2016
Phase 3 Protocol
Phase 3 Protocol
AR-13324 0.02%
AR-13324 0.02%
dosed QD PM
dosed QD PM
vs.
vs.
Timolol
Timolol
dosed BID
dosed BID
~1200 patients
~1200 patients
90 days efficacy
90 days efficacy
100 patients for 1 year
100 patients for 1 year
safety
safety

25 Triple-Action Fixed Combination: Triple-Action Fixed Combination: PG324 PG324

RKI
NET
RKI
+ Outflow
- Inflow
RKI
NET
+ Outflow
PGA

AR-13324 FIXED COMBINATION WITH
LATANOPROST
1.
2.
3.
4.
Triple-Action PG324 Combination Product
Triple-Action PG324 Combination Product
AR-13324
Ciliary Processes
Latanoprost
Uveoscleral
Outflow
Cornea
TM
Outflow
ROCK inhibition restores TM outflow
NET inhibition reduces fluid production
ROCK inhibition may lower
Episcleral Venous Pressure
PGA receptor activation
increases uveoscleral
outflow

Change in IOP (mmHg) +SEM
Hours after first dose
1
0
-1
-2
-3
-4
-5
-6
-7
-8
0
8
16
24
32
40
48
56
64
72
80

PG324: Triple-Action Fixed Combination
PG324: Triple-Action Fixed Combination
First product to lower IOP through
all three known mechanisms, and
also potentially lower EVP
- Once-daily: 1 drop, 2 drugs, 3 MOAs
High efficacy in predictive
primate model
Human proof of concept
established in prior ROCKi/PGA
combination trials
- Demonstrated significant IOP
lowering beyond PGA alone
Potential for maximal medical
therapy in a single eye drop
Latanoprost
0.02% PG324
PG324 vs. Latanoprost, Primates (n=6/group)
Dose
Dose
Dose
Day 2 - No IOP
measured

PG324: A Breakthrough Triple-Action Product Candidate
PG324: A Breakthrough Triple-Action Product Candidate
AR-13324 formulated with market-leading latanoprost
- Latanoprost has largest prescription base in glaucoma
- Facilitates use as first-line therapy
- Eases switch from latanoprost monotherapy
Combinations constitute an important growth segment
of glaucoma market internationally
- US lags - no PGA fixed-combination glaucoma drugs in the US
- Powerful compliance rationale for life-long medication users
- Beneficial to payors and patients
Expected to be first PGA fixed-combination product in the US

PG324 Phase 2b Clinical Trial Design
PG324 Phase 2b Clinical Trial Design
Phase 2b Protocol
Phase 2b Protocol
PG324 0.01%
PG324 0.01%
vs.
vs.
PG324 0.02%
PG324 0.02%
vs.
vs.
AR-13324 0.02%
AR-13324 0.02%
vs.
vs.
Latanoprost
Latanoprost
All dosed QD PM
All dosed QD PM
~300 patients
~300 patients
28 days
28 days
Primary efficacy endpoint: Mean
diurnal IOP on Day 28
Two concentrations of PG324 vs.
AR-13324 0.02% and latanoprost
Trial design similar to registration
trial for fixed-dose combination
- 1-3 mmHg superiority vs. components
previously accepted by FDA
Trial starts early 2014
Data expected mid-2014

Key Milestones
Key Milestones
H1 2014 H1 2014 H2 2014 H2 2014
H2 2015 H2 2015
H1 2015 H1 2015 H1 2016 H1 2016
Early-2014: PG324
Start Phase 2b clinical trial
Mid-2014: AR-13324
Start Phase 3
registration trials
Mid-2015: AR-13324
Efficacy results from
Phase 3 expected
Mid-2016: AR-13324
NDA filing expected
Mid-2014: PG324
Results from Phase
2b expected
Mid-2015: PG324
Phase 3-prep

•
Large Market Opportunity - $4.5B US/EU/JP Market
-
Significant unmet needs - 50% of patients require more than one drug
-
No PGA fixed-combination products approved in the US
•
Proprietary, Differentiated First-in-Class Glaucoma Pipeline
-
Both ROCK & NET inhibition - First new MOAs in two decades
-
Potential additional new MOA – lowering of EVP
•
AR-13324: Novel Dual-Action, Once-Daily Therapy
-
Phase 3 expected to begin mid-2014; efficacy data expected mid-2015
-
NDA filing expected by mid-2016
•
PG324: Breakthrough Triple-Action, Once-Daily Therapy
-
Fixed combination of AR-13324 and PGA latanoprost
-
Phase 2b data expected mid-2014; Phase 3 readiness expected mid-2015
•
All Products Developed Internally - Own Class & Compounds
-
Patent protection through at least 2030 in the US
-
All rights retained with no partnerships
Aerie –
Aerie –
Next Generation in Glaucoma Therapies
Next Generation in Glaucoma Therapies